Exhibit 31.2

CERTIFICATION PURSUANT TO

RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Matthew Buckhalter, certify that:

1.
I have reviewed this Quarterly Report on Form 10-Q/A for the fiscal quarter ended June 28, 2025 of Aveanna Healthcare Holdings Inc.; and
2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 8, 2025	By:	/s/ Matthew Buckhalter
Matthew Buckhalter
Chief Financial Officer (Principal Financial Officer)